Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 1 of 42
United States District Court
For the Northern District of California

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12	IN THE UNITED STATES DISTRICT COURT

13	FOR THE NORTHERN DISTRICT OF CALIFORNIA

14
MHC FINANCING, LTD, et al,
15	No	C 00-3785 VRW
Plaintiffs,
16	ORDER
v
17
CITY OF SAN RAFAEL,
18
Defendant,
19
CONTEMPO MARIN HOMEOWNERS
20	ASSOCIATION,

21	Defendant-Intervenor.
22	/

22

23	Plaintiffs MHC Financing Ltd Partnership and Grapeland

24	Vistas, Inc (collectively, MHC), filed a complaint in 2000 against

25	defendant City of San Rafael (the City) alleging that the City’s

26	mobilehome rent control ordinance (“Ordinance”) was an unlawful

27	taking in violation of the Fifth Amendment. Doc #1. The parties

28	now move for attorney fees and costs under 42 USC § 1988, the fee-

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1	shifting statute applicable to civil rights cases. Doc ##576, 583.

2	Because both MHC and the City asserted they had achieved some

3	measure of success in this lengthy litigation, the court requested

4	briefing to determine the “prevailing party.” Doc #558.

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6	I

7	MHC owns the Contempo Marin Mobilehome Park (“Contempo

8	Marin”) in San Rafael. Doc #1 at 2. In its original complaint,

9	MHC claimed the Ordinance was a regulatory taking because it failed

10	substantially to advance a legitimate state interest. Id at 7; see

11	Richardson v City and County of Honolulu, 124 F3d 1150, 1164 (9th

12	Cir 1997). MHC alleged that although the City’s stated purpose in

13	enforcing the Ordinance was to provide affordable housing, the

14	Ordinance did no such thing. Id. The complaint requested monetary

15	and injunctive relief. Id at 8.

16	MHC’s complaint related to the City’s regulation of rent

17	control in Contempo Marin. In 1993, the City had amended a

18	previous ordinance to add “vacancy control.” Doc #554 at 10.

19	Under vacancy control, any new resident taking over a lease in

20	Contempo Marin would rent the pad at the same rate as the previous

21	tenant. Id. In 1999, the City amended the ordinance again to

22	limit rent increases to 75 percent of any change in inflation. Id

23	at 13. The 1999 amendments imposed an ever-growing gap between the

24	fair market rental value of a mobilehome pad lease and the rental

25	rate MHC could charge. Id at 14.

26	As a result of the 1999 amendments, future rents at

27	Contempo Marin would be depressed because rents would not keep up

28	with inflation. Id at 15-16. Accordingly, in order to obtain the

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1	benefit of lower future rent payments, prospective buyers would be

2	willing to pay a higher price to purchase the mobilehome itself

3	from the existing tenant. Id. In this manner, the reduction in

4	rents was “capitalized” into the value of the mobilehome. Id.

5	Thus the 1999 amendments created a one-time-only premium in the

6	resale prices of mobilehomes in Contempo Marin.

7	The only beneficiaries of that premium were the residents

8	of Contempo Marin at the time the 1999 amendments went into effect.

9	Doc #554 at 19-20. Because the 1999 amendments did not change the

10	total amount that future tenants would end up paying to live at

11	Contempo Marin (mobilehome price plus rent), the 1999 amendments

12	themselves did not contribute to the availability of low-cost

13	housing in the City. Id at 19. Meanwhile, the complete Ordinance

14	reduced MHC’s net operating income by 75 percent and reduced the

15	value of the park from $120 million to $23 million. Id at 24-26.

16	In 2001, the parties reached a settlement agreement

17	whereby the City agreed to “initiate” amendments that would repeal

18	vacancy control. See Doc #23, Exh 1. On July 11, 2001, the court

19	stayed proceedings in this case while the parties implemented the

20	conditional settlement agreement. Doc #10. The City Council held

21	public hearings, but elected not to repeal vacancy control. MHC

22	then moved to enforce the settlement agreement. Doc #23. On March

23	19, 2002, the court granted MHC’s motion, finding that the City was

24	contractually obligated to repeal vacancy control. Doc #56.

25	MHC next filed a First Amended Complaint (FAC) alleging

26	state-law claims for breach of contract and breach of the duty of

27	good faith and fair dealing. Doc #78 (third and fourth causes of

28	action). The FAC also alleged that the City’s refusal to permit

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1	MHC to change the use of the park constituted a physical taking.

2	Doc #78 (fifth and sixth causes of action).

3	In 2002, the court granted the motion of Contempo Marin

4	Homeowners Association (CMHA) to intervene as a defendant. In

5	addition, on August 7, 2002, the court granted the City’s motion

6	for reconsideration of the court’s earlier holding that the

7	settlement agreement was a valid contract. Doc #99.

8	The case proceeded to trial. In late October and

9	November, 2002, the state-law contract causes of action were tried

10	before a jury (Doc ##337-350) and the constitutional causes of

11	action were tried before the court (Doc #366, 370, 371, 378). The

12	jury returned a verdict in favor of the City on the contract

13	claims. Doc #350. The court stayed its ruling on the takings

14	causes of action pending the Ninth Circuit’s decision in Lingle v

15	Chevron USA, Inc, 363 F3d 846 (9th Cir 2004).

16	The Ninth Circuit issued its decision in Lingle on April

17	1, 2004. On October 14, 2004, the United States Supreme Court

18	granted certiorari in Lingle (543 US 924 (2004)) and the court

19	subsequently extended its stay pending the Supreme Court’s Lingle

20	decision. Doc #437.

21	On May 23, 2005, the United States Supreme Court issued

22	its decision in Lingle, rejecting the “substantially advances”

23	theory that had served as the basis for MHC’s regulatory takings

24	claim. Doc #444. Based on the Lingle decision, MHC requested

25	leave to amend its complaint and file new constitutional claims.

26	Doc #450. The court granted MHC’s motion to amend its complaint on

27	January 27, 2006. Doc #468.

28	//

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1	On February 17, 2006, MHC filed a corrected Second

2	Amended Complaint (SAC). Doc #472 Exh A. The SAC alleged a

3	regulatory taking under Penn Central Transportation Co v New York

4	City, 438 US 104 (1978) rather than under Richardson. In

5	connection with its regulatory taking argument, MHC alleged that

6	the Ordinance was an improper land-use exaction under Nollan v

7	California Coastal Commission, 483 US 825 (1987) and Dolan v City

8	of Tigard, 512 US 374 (1994). Id at ¶¶96-101. The SAC also

9	alleged that the Ordinance was a private taking under Kelo v City

10	of New London, 545 US 469 (2005). MHC added a claim that the

11	Ordinance denied them substantive due process as described in

12	Lingle. The SAC retained the physical takings cause of action as

13	well as the contract causes of action. The SAC sought declaratory

14	and injunctive relief.

15	On December 5, 2006, the court granted defendants’ motion

16	to dismiss the physical takings cause of action and denied the

17	motion on the other causes of action. Doc #486.

18	The court conducted a bench trial on MHC’s remaining

19	claims on April 9, 11, 24 and 30, and May 1, 2007. Doc #509, 517,

20	524, 526, 527. The court issued preliminary findings of fact and

21	conclusions of law on July 26, 2007 (Doc #544) and, after further

22	briefing, issued a final order on January 29, 2008. Doc #554.

23	In its final order, the court concluded that the

24	Ordinance effected a regulatory taking under the Penn Central test

25	as well as a private taking under the Public Use Clause of the

26	Fifth Amendment. The court held that the Ordinance did not deny

27	MHC due process of law under the Fourteenth Amendment.

28	//

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1	II

2	MHC moves to recover all of its attorney fees and costs

3	because it prevailed on its ultimate regulatory taking claim and

4	achieved its objective in bringing the lawsuit with a court order

5	that the Ordinance is unconstitutional. Doc #584 at 6. The City

6	argues that it is entitled to attorney fees and costs as the

7	prevailing party on MHC’s breach of contract claim and breach of

8	implied covenant claim. Doc #577 at 11-14. And while the City

9	concedes that MHC prevailed on some of its takings theories

10	(regulatory taking and private taking), the City requests a

11	reduction in MHC’s fee request on the grounds that MHC failed to

12	succeed on all its takings theories. The City argues that MHC did

13	not prevail on either its pre-Lingle claim or its breach of

14	contract claims and is not entitled to fees incurred in pursuing

15	those unsuccessful causes of action. Id at 15-18.

16	42 USC § 1988 allows a court to award reasonable attorney

17	fees to a prevailing party in a civil rights action. Hensley v

18	Eckerhart, 461 US 424, 429 (1983); Chalmers v City of Los Angeles,

19	796 F2d 1205, 1210 (9th Cir 1985). “The purpose of § 1988 is to

20	ensure effective access to the judicial process for persons with

21	civil rights grievances.” Hensley, 461 US at 429 (internal

22	quotation and citation omitted). Accordingly, a prevailing

23	plaintiff in a civil rights action should typically recover a

24	reasonable attorney fee “unless special circumstances would render

25	such an award unjust.” Id (internal quotation and citations

26	omitted); see Chalmers, 796 F2d at 1210.

27	The Supreme Court has instructed that “the extent of a

28	plaintiff’s success is a crucial factor in determining the proper

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1	amount of an award of attorney’s fees under 42 USC § 1988.”

2	Hensley, 461 US at 440. In determining whether a plaintiff’s

3	limited success should reduce the number of hours for which it is

4	entitled to a reasonable fee, the Ninth Circuit has formulated a

5	two-part test: (1) consider whether the claims on which the

6	plaintiff failed to prevail are related to the claims on which he

7	succeeded; (2) if the claims are related, determine whether the

8	plaintiff achieved a level of success that makes the hours

9	reasonably expended on those unrelated claims a satisfactory basis

10	for the fee award. Sorenson v Mink, 239 F3d 1140, 1147 (9th Cir

11	2001). MHC was successful on its takings claim but lost on its

12	contract claims. Accordingly, the court must determine whether to

13	award fees on each of those claims.

14	First, to determine whether the claims are related, the

15	court essentially must examine whether the claims were intended to

16	remedy “the same course of conduct.” Schwarz v Sec’y of Health &

17	Human Services, 73 F3d 895, 903 (9th Cir 1995). Factors to

18	consider are: (1) whether the claims arise from the same core of

19	facts; (2) whether it is likely that some of the work performed in

20	connection with the unsuccessful claims aided the work performed on

21	the merits of the successful claims; and (3) whether the same or

22	different individuals were the primary perpetrators. Id. If the

23	unsuccessful claim is unrelated to the successful claims, then the

24	hours expended on those unrelated, unsuccessful claims should not

25	be included in the fee award.

26	//

27	//

28	//

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1	A

2	The City argues first that the pre-Lingle takings causes

3	of action are not related to the constitutional causes of action on

4	which MHC eventually prevailed. MHC prevailed on a private takings

5	cause of action and an as-applied regulatory takings cause of

6	action. MHC did not prevail on its facial regulatory takings cause

7	of action (the “substantially advances” theory), its substantive

8	due process cause of action, its land-use exaction theory or its

9	physical takings cause of action.

10	All these different causes of action except due process

11	are part of the same “claim”: a taking of private property in

12	violation of the Fifth Amendment. MHC’s various causes of action

13	are different theories in support of the same claim. This court

14	recognized that distinction in its order of December 5, 2006,

15	granting partial summary judgment, in which the court defined the

16	second amended complaint thusly: “MHC proffers four different

17	theories for its takings claim, alleging that the City has

18	performed: [a regulatory taking, a physical taking, a private

19	taking and a land-use exaction].” Doc #486 at 3 (emphasis added).

20	The Supreme Court emphasized the claim versus cause of

21	action distinction in Yee v Escondido, 503 US 519, 534-35 (1992).

22	Yee focused on physical taking, but the Court also considered

23	whether to address the landowner’s regulatory taking argument. Yee

24	rejected the contention that the regulatory taking argument was not

25	before the Court because it was not raised below. The Court

26	focused on claims, not arguments:

27	//

28	//

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1	Petitioners unquestionably raised a taking claim in the
state courts. The question whether the rent control
2	ordinance took their property without compensation, in
violation of the Fifth Amendment’s Takings Clause, is
3	thus properly before us. Once a federal claim is
properly presented, a party can make any argument in
4	support of that claim; parties are not limited to the
precise arguments they made below. Petitioners’
5	arguments that the ordinance constitutes a taking in two
different ways, by physical occupation and by regulation
6	are not separate claims. They are, rather, separate
arguments in support of a single claim — that the
7	ordinance effects an unconstitutional taking.

8	Yee, 503 US at 534-35; see also id at 537 (declining nevertheless

9	to rule on regulatory taking because the question presented was

10	limited to physical taking).

11	Similarly, MHC’s various taking theories here all support

12	a single unconstitutional taking claim. Moreover, MHC’s pre-Lingle

13	taking claim was closely related to the regulatory taking claim on

14	which MHC ultimately prevailed. The variety and changes in MHC’s

15	theories merely reflect the uncertainty and dynamic nature of

16	Takings Clause case law. Accordingly, MHC’s various taking

17	arguments are all part of the same taking claim. MHC prevailed on

18	its regulatory taking claim and is entitled to recover attorney

19	fees and costs for its pursuit of that claim even though its

20	arguments changed to correspond with the changing law.

21	The substantive due process claim, by contrast, is a

22	separate and distinct claim. It arises out of the Fourteenth

23	Amendment directly, whereas the taking claim arises out of the

24	Fifth Amendment as incorporated against the several states. As the

25	Supreme Court stated in Lingle, a “means-ends” due process inquiry

26	“is logically prior to and distinct from the question whether a

27	regulation effects a taking * * *.” 544 US at 542-43.

28	//

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1	Nevertheless, under the Schwarz factors described above,

2	the two claims are related. First, the claims arise from the same

3	set of facts: the City’s 1993 and 1999 amendments to its rent

4	control Ordinance. The facts underlying both claims are identical;

5	the only difference is the legal theory of liability. Second, much

6	of the work performed in connection with the unsuccessful due

7	process claim aided the successful private taking claim. The

8	essence of the court’s private taking ruling was that the

9	amendments were pretextual and were not connected to the City’s

10	asserted interests in affordable housing. The evidence suggesting

11	that the Ordinance was not rationally related to its stated goals

12	is especially relevant in determining whether those stated goals

13	were pretextual. Third, the same entity — the City, and in

14	particular the City Council — was responsible for all the actions

15	challenged in this litigation. Under Schwarz, the unsuccessful due

16	process claim is related to the successful constitutional claim.

17	The somewhat more difficult issue is whether MHC’s state-

18	law claims are related to its taking claim. MHC alleged that by

19	not repealing vacancy control, the City breached the settlement

20	agreement and breached its duty of good faith and fair dealing.

21	The court determined early on that the contract claims

22	were substantively unrelated to the taking claim. On October 18,

23	2002, the court prohibited CMHA from participating in the jury

24	trial for this reason. Doc #252. The court stated that CMHA’s

25	interest was “limited to * * * [the] defense of the ordinance” and

26	thus CMHA could participate in the taking claim only. On the eve

27	of trial, therefore, the court specifically recognized that the

28	Ordinance’s enforcement — the central issue in this litigation and

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1	the focus of MHC’s requested relief — was not at stake in MHC’s

2	contract claims. The court’s determination in 2002 that the

3	contract claims were unrelated to the Ordinance’s validity

4	contradicts MHC’s argument today that the contract “claims also

5	sought to achieve the same objective as the successful

6	constitutional claims, i e, relief from the effects of the

7	ordinance.” Doc #584 at 6.

8	The relief sought on contract claims was not related to

9	the relief eventually obtained: an injunction against the

10	Ordinance. Consider Hensley, 461 US at 435 (“Litigants in good

11	faith may raise alternative legal grounds for a desired outcome,

12	and the court’s rejection of or failure to reach certain grounds is

13	not a sufficient reason for reducing a fee. The result is what

14	matters.”). The contract claims were not “alternative legal

15	grounds” for MHC’s desired outcome — to enjoin the Ordinance. If

16	MHC had prevailed on its contract claims, it would not have been

17	entitled to specific performance of the settlement agreement.

18	Instead, the City would have paid the monetary “compensatory

19	damages” that MHC requested in its prayer for relief. See Doc #68

20	(FAC).

21	Under Schwarz, the question is whether the claims were

22	intended to remedy “the same course of conduct.” Schwarz, 73 F3d

23	at 903. Again, the factors to consider are: (1) whether the claims

24	arise from the same core of facts; (2) whether it is likely that

25	some of the work performed in connection with the unsuccessful

26	claims aided the work performed on the merits of the successful

27	claims; and (3) whether the same or different individuals were the

28	primary perpetrators. The court concludes that only at a high

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1	level of generality were the taking claims and state claims

2	intended to remedy “the same course of conduct.” Accordingly, the

3	claims are not “related” for the purposes of section 1988.

4	MHC has not established that the claims arise from the

5	same core set of facts. The facts relevant to MHC’s state claims

6	all occurred in 2001, culminating in the City Council’s vote

7	against repeal on September 17, 2001. The facts relevant to MHC’s

8	taking claim, however, occurred primarily in 1993 and 1999 when the

9	City Council studied and debated the Ordinance. Similarly, the

10	questions whether the City broke a promise or negotiated unfairly

11	are not connected to the question whether the Ordinance takes MHC’s

12	property unlawfully. And the reasons for declining to repeal an

13	ordinance — including a reluctance to disrupt reasonable

14	expectations in the housing market — are not necessarily connected

15	to the reasons for enacting the law in the first place. Overall,

16	the relationship between the facts underlying the taking claim and

17	the facts underlying the state claims is unclear, but that

18	uncertainty weighs against the party requesting fees.

19	On the second Schwarz factor, there is little to suggest

20	that the work performed on the state claims aided the work

21	performed on the Penn Central and private taking theories. MHC’s

22	proposed findings of fact and conclusions of law are particularly

23	useful in determining which evidence MHC relied on to support its

24	successful takings theories. See Doc #539. But evidence

25	surrounding the failed settlement agreement did not materially aid

26	MHC’s argument that the Ordinance effected a regulatory taking and

27	a private taking.

28	//

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1	The Penn Central argument centered on the reduction in

2	value of MHC’s property. That inquiry requires detailed economic

3	analysis of housing markets, not contract interpretation or

4	testimony from City Council members. MHC contends that the failed

5	settlement agreement offered further evidence that the City would

6	not allow MHC to put the park to other economically beneficial uses

7	(see Doc #539 at ¶178). While this fact appears to be true, it

8	does not closely relate to the showing that MHC needed to make, and

9	did make, to establish its taking claim: namely, the ever-

10	increasing premium that the Ordinance extracted from MHC and

11	appropriated to Contempo Marin residents dating from its enactment.

12	MHC cites statements made by the City in 2001 surrounding

13	the settlement agreement. See Doc #539 at ¶¶47-56. MHC argues

14	that those statements show that the City knew the Ordinance did not

15	create affordable housing, and thus the Ordinance was a pretext to

16	cover up a wealth transfer to politically powerful citizens.

17	Again, despite the apparent accuracy of MHC’s observation,

18	invalidity of the Ordinance does not turn on the subjective intent

19	of the authorities enacting it.

20	The third Schwarz factor — the perpetrator’s identity —

21	is neutral here because subjective intent is what counts for

22	purposes of the pretext analysis, and the record is unclear whether

23	City Council membership was constant from 1993 to 2001.

24	Although it is sometimes difficult to untangle “the hours

25	expended on a claim-by-claim basis” (see Hensley, 461 US at 435),

26	that concern is less present in this case than in most. The state

27	claims did not accrue until September 2001, at which point they

28	were quickly briefed and brought to trial in 2002. There may be

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1	overlap in the evidence used in the jury trial and that used in the

2	original bench trial, but almost all of that evidence had already

3	been collected while pursuing the taking claim.

4	Accordingly, MHC’s unsuccessful breach of contract claims

5	are not “related” to the taking claim for the purposes of section

6	1988. The court will reduce MHC’s number of claimed hours for lack

7	of success on the contract claims.

8

9	B

10	The City, having obtained a jury verdict in its favor on

11	the contract claims, requests its fees and costs incurred in

12	defending against that claim.

13	The City argues that it is the prevailing party on the

14	contract claims. The settlement agreement states:

15	If any action at law or in equity including an action for
declaratory relief is brought to enforce or interpret the
16	terms or provisions of this Agreement, the prevailing
party shall be entitled to recover its reasonable
17	attorney’s fees and costs * * *.

18	Doc #23 Exh 1 at ¶2.14. The agreement states that “all disputes”

19	shall be governed by California law. Id at ¶2.15. California

20	Civil Code § 1717(a) states:

21	In any action on a contract, where the contract
specifically provides that attorney’s fees and costs,
22	which are incurred to enforce that contract, shall be
awarded either to one of the parties or to the prevailing
23	party, then the party who is determined to be the party
prevailing on the contract * * * shall be entitled to
24	reasonable attorney’s fees in addition to other costs.

25	Cal Civ Code § 1717(a) (emphasis added). The City argues that even

26	though it lost on the taking claim, it prevailed on the contract

27	claims and is entitled to fees incurred in defending those claims.

28	//

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1	MHC responds that the City “lost the war by choosing to

2	fight this battle” and therefore the court “should find either that

3	MHC prevailed on the settlement agreement claims or that there was

4	no prevailing party on those claims.” Doc #584 at 10-11. MHC

5	asserts that the City’s loss on the constitutional claim should

6	affect the City’s fee request on the contract claims.

7	The California Supreme Court addressed this issue in Hsu

8	v Abarra, 9 Cal 4th 863 (1995). Hsu analyzed the evolution of

9	section 1717 over six years of amendments. While the statute

10	previously awarded fees to the party that obtained a final judgment

11	in the litigation, the current version made a significant change:

12	“The Legislature replaced the term ‘prevailing party’ with ‘party

13	prevailing on the contract,’ evidently to emphasize that the

14	determination of prevailing party for purposes of contractual

15	attorney fees was to be made without reference to the success or

16	failure of noncontract claims.” Hsu, 9 Cal 4th at 873-74 (emphasis

17	added). Hsu emphasized that the outcome of a noncontract claim

18	cannot tarnish an unqualified win on the contract claim:

19	[W]hen the results of the litigation on the contract
claims are not mixed — that is, when the decision on the
20	litigated contract claims is purely good news for one
party and bad news for the other — the Courts of Appeal
21	have recognized that a trial court has no discretion to
deny attorney fees to the successful litigant. Thus,
22	when a defendant defeats recovery by the plaintiff on the
only contract claim in the action, the defendant is the
23	party prevailing on the contract under section 1717 as a
matter of law. * * *.
24	* * *.
Here, the judgment was a ‘simple, unqualified win’ for
25	[defendants] on the only contract claim between them and
[plaintiffs]. In this situation, the trial court had no
26	discretion to deny [defendants] their attorney fees under
section 1717 by finding, expressly or impliedly, that
27	there was no prevailing party on the contract. * * *.

28	9 Cal 4th at 875-76 (internal citations omitted).

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1	Under Hsu, the court may look to overall litigation

2	success to determine who is the prevailing party only if the result

3	of the contract claim is mixed or ambiguous. The City here

4	obtained an unqualified victory on the MHC’s contract claims.

5	Accordingly, Hsu dictates that the City is entitled to reasonable

6	costs and attorney fees incurred in defending those claims.

7

8	III

9	A reasonable attorney fee is the number of hours and the

10	hourly rate that would be billed by “reasonably competent counsel.”

11	Venegas v Mitchell, 495 US 82, 86 (1990); Blanchard v Bergeron, 489

12	US 87 (1989). In Venegas and Blanchard, the reasonable fee awarded

13	by the district court differed from the fee due under the agreement

14	between the fee applicant and the attorney. In each case, the

15	party entered into a contingent fee agreement, prevailed on the

16	merits and obtained an award of reasonable attorney fees. In

17	Blanchard, the court-awarded fees were greater than the amount due

18	under the fee agreement whereas in Venegas, the court-awarded fees

19	were less than the amount due under the fee agreement. In each

20	case, the Supreme Court concluded that the fee agreement was

21	enforceable and did not alter the amount awardable as a reasonable

22	attorney fee. Blanchard, 489 US at 96 (concluding that the “trial

23	judge should not be limited by the contractual fee agreement

24	between plaintiff and counsel”); Venegas, 495 US at 90 (holding

25	that “§ 1988 controls what the losing defendant must pay, not what

26	the prevailing party must pay his lawyer”).

27	Under Venegas and Blanchard, fee applicants are entitled

28	to an award sufficient to “enable them to secure reasonably

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1	competent counsel,” but are not entitled to an award “necessary to

2	secure counsel of their choice.” Venegas, 495 US at 89-90.

3	Accordingly, courts award the fee that would be charged by

4	reasonably competent counsel, not the fee due under the agreement

5	between the fee applicant and its attorneys. Limiting the award to

6	the fee charged by reasonably competent counsel fulfills the aim of

7	fee-shifting provisions, which is to allow parties to employ

8	reasonably competent counsel “without cost to themselves if they

9	prevail.” 495 US at 86. Thus, even if a party chooses to employ

10	counsel of unusual skill and experience, the court awards only the

11	fee necessary to secure reasonably competent counsel.

12	Reasonably competent counsel bill a reasonable number of

13	hours. Reasonably competent counsel do not bill hours that are

14	“excessive, redundant, or otherwise unnecessary.” See Hensley, 461

15	US at 434. Additionally, the court must take into consideration

16	discounts commonly given to clients and an attorney’s ability to

17	collect fees from clients. As Hensley emphasized:

18	In the private sector, “billing judgment” is
an important component in fee setting. It is
19	no less important here. Hours that are not
properly billed to one’s client also are not
20	properly billed to one’s adversary pursuant to
statutory authority.
21

22	461 US at 434 (internal quotation omitted; emphasis omitted).

23	First, the court must determine whether the requested

24	number of hours is greater than, less than or the same number of

25	hours that reasonably competent counsel would have billed. If the

26	requested number of hours is greater than the number of hours

27	reasonably competent counsel would have billed, then the court

28	should reduce the requested number of hours accordingly. See

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 18 of 42
United States District Court
For the Northern District of California

1	Hensley, 461 US at 434 (describing the court’s duty to eliminate

2	hours that are “excessive, redundant, or otherwise unnecessary”).

3	If the requested number of hours is less than the number of hours

4	reasonably competent counsel would have billed, the court should

5	compensate the fee applicant at an above-average hourly rate. If

6	the requested number of hours is the same as the number of hours

7	reasonably competent counsel would have billed, the court should

8	use the number of hours requested.

9	Second, the court must determine a reasonable hourly

10	rate. As the parties recognize, it is this court’s practice to

11	rely on the so-called Laffey matrix in determining a reasonable

12	hourly rate. See Laffey v Northwest Airlines, Inc, 572 F Supp 354

13	(DDC 1983), aff’d in part, rev’d in part on other grounds, 746 F2d

14	4 (DC Cir 1984). In performing a lodestar calculation, the court

15	ensures that the fee applicant receives, and the losing party pays,

16	a reasonable attorney fee; the court need not ensure that the

17	agreement between the fee applicant and its attorneys provides a

18	fair market rate for the attorneys’ services. As stated in

19	Venegas, a court’s determination of a reasonable attorney fee

20	“controls what the losing defendant must pay, not what the

21	prevailing party must pay his lawyer.” Venegas, 495 US at 90.

22

23	A

24	The court now turns to the substance of the fee requests.

25	MHC has filed three documents supporting its accounting of attorney

26	fees. Doc ##585, 600, 610. MHC provided the affidavit of David

27	Bradford, on March 14, 2008, which listed the total attorney hours

28	expended on this case of 10,640.35. Doc #585, Exh E. On April 15,

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 19 of 42
United States District Court
For the Northern District of California

1	2008, MHC requested administrative leave to file a supplemental

2	memorandum and the supporting affidavit of Lisa Scruggs (Doc #600),

3	which provided additional documentation in support of MHC’s request

4	for costs and attorney fees. See Doc #600, Exh 2. Finally, in

5	response to the court’s April 4, 2009 order requesting MHC to

6	resolve several discrepancies between the Bradford affidavit and

7	the Scruggs affidavit, MHC filed David Bradford’s supplemental

8	declaration on April 8, 2009.

9	As a preliminary matter, the court has considered the

10	City’s opposition to MHC’s request to file the Scruggs affidavit.

11	Doc #602. MHC provided supporting documentation in its initial

12	request for attorney fees and its bill of costs (Doc ##585, 586).

13	MHC felt the need, however, to file a second submission (the

14	Scruggs affidavit, Doc #600) to respond to some of the arguments

15	the City made in its opposition to MHC’s initial requests. Doc

16	#600 at 2. The City argues that MHC should be denied this

17	opportunity to supplement the record because the local rules

18	require appropriate supporting documentation for a bill of costs to

19	be filed along with the bill of costs. Civ L R 54-1. Because MHC

20	initially supported its request for attorney fees and bill of

21	costs, but further support became necessary in response to the

22	City’s opposition memorandum (Doc #588), the court GRANTS MHC’s

23	request for leave to file the Scruggs affidavit. Doc #600.

24	As a second preliminary matter, the court found several

25	discrepancies between the Bradford affidavit (Doc #585) and the

26	Scruggs affidavit (Doc #600) in the documentation of attorney

27	hours. See Doc #609 (court order requesting MHC to provide an

28	explanation and resolve the discrepancies). In response to the

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 20 of 42
United States District Court
For the Northern District of California

1	court’s request for an explanation, MHC provided a detailed

2	explanation of discrepancies between the Bradford affidavit and the

3	Scruggs affidavit and submitted updated hour totals. Doc #610.

4	Additionally, MHC submitted the declaration of Patrick Bull, Chief

5	Financial Officer for Jenner & Block, one of the law firms

6	representing MHC, who independently verified that the updated hour

7	totals were correct. Doc #611. Upon close review of MHC’s

8	submissions, the court is satisfied with MHC’s explanation of the

9	initial discrepancies and the updated hour totals. Moreover, the

10	updated hours total is not significantly different from the

11	previous total (total attorney hours changed from 10,640.35 to

12	10,760.8). Accordingly, the court will consider MHC’s request for

13	attorney fees to include the corrected hour totals listed in

14	Bradford’s supplemental declaration. Doc #610, Exh S-1 at 12.

15	MHC states that its counsel have expended a total of

16	14,104.9 professional hours in this litigation, which includes

17	attorney time, summer associate time and paralegal time. Doc

18	##585, Exh E, 610, Exh S-1 (number obtained by making the

19	adjustments shown in exhibit S-1 to the tables presented in exhibit

20	E; see attachment 3, infra). MHC states that the “total amount

21	billed and paid” in “legal fees for professional time” was

22	$3,846,456.87. Doc #585 at ¶17. Using the Laffey 2008-09 rates,

23	the total expended hours produce a lodestar calculation of

24	$4,437,047.97. Attachment 4, infra.

25	Because MHC was not the prevailing party on its contract

26	claims, see part II A supra, MHC is not entitled to attorney fees

27	for time spent on those claims. At the court’s request (Doc #609),

28	MHC submitted documentation of the amount of time each attorney

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 21 of 42
United States District Court
For the Northern District of California

1	spent working on MHC’s contract claims. Doc #610 at 11. The total

2	number of hours expended on the contract claims, according to MHC,

3	was 3,871.7. This number seems reasonable based on the fact that

4	the City stated that it spent a total of 2896.35 hours opposing

5	those claims. See Attachment 5 (presenting the sum of the total

6	hours presented by the City in Doc #590, Exh C). Accordingly, for

7	each MHC attorney, the court will revise MHC’s fee request by

8	reducing each MHC attorney’s total hours by the number of hours

9	that attorney worked on the contract claims. See Attachment 4

10	(presenting the revised hour totals for each MHC attorney and staff

11	group). The adjusted hour total is 10,233.2, for a lodestar of

12	$2,995,612.37. MHC states that it incurred $92,192.05 in

13	computerized research costs, bringing the attorney fee request to

14	$3,087,804.42.

15	The City describes MHC’s fee request as “shocking,”

16	stating that “[i]t is difficult to imagine a more defective (and

17	outrageous) fee application.” Doc #588 at 8. The City argues that

18	(1) MHC made no attempt to reduce its hours expended to a

19	reasonable amount; (2) the case was overstaffed; (3) the total

20	hours worked is “patently excessive” and “nearly twice the hours

21	incurred by the City” (Doc #588 at 17); (4) the work should be

22	charged at the Laffey rate for the year in which the work was

23	performed rather than the 2007-08 rate; (5) the requested hours are

24	insufficiently documented; (6) the Westlaw and Lexis charges are

25	insufficiently documented; and (7) the fee MHC actually paid is

26	lower than the requested lodestar fee. Doc #588.

27	As for the City’s own fee application, the City states

28	that it spent 2,896.35 hours on the contract claims. Applying the

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 22 of 42
United States District Court
For the Northern District of California

1	2008-09 Laffey rate, adjusted for the locality pay differential for

2	the San Francisco Bay area, the lodestar total is $1,191,935.89.

3	Attachment 5; Doc #590, Exh C.

4	While MHC disputes the award of any legal fees to the

5	City based on MHC’s status as a prevailing party (see Doc #595 at

6	13-15), MHC does not dispute the reasonableness of the City’s

7	attorney fee requests. Accordingly, the fee award to MHC will be

8	reduced by $1,191,935.89 to account for the City’s attorney fees on

9	the contract claims.

10

11	B

12	The court begins its analysis of the reasonableness of

13	MHC’s fee request by determining whether the requested number of

14	hours is greater than the number of hours that reasonably competent

15	counsel would have billed. If so, then the court should reduce the

16	number of hours accordingly. See Hensley, 461 US at 434 (holding

17	that court must eliminate hours that are “excessive, redundant, or

18	otherwise unnecessary”).

19	As noted, MHC claims to have spent 14,104.9 professional

20	hours on this case. The City argues that this claimed number of

21	hours is unreasonable. Specifically, the City argues that MHC used

22	an unreasonable number of attorneys and staff (thirty-two lawyers,

23	six summer associates, ten paralegals and thirteen project

24	assistants), offered no explanation for the use of multiple law

25	firms and requested payment for a substantially larger number of

26	hours than the city required to litigate the same case. Doc #588

27	at 16-18.

28	//

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 23 of 42
United States District Court
For the Northern District of California

1	In Democratic Party of Washington v Reed, 388 F3d 1281

2	(9th Cir 2004), the Ninth Circuit discussed the use of the opposing

3	party’s total fees in evaluating the prevailing party’s fee

4	request:

5	While ‘[c]omparison of the hours spent in particular tasks by the attorney for the opposing party * * * does not necessarily
6	indicate whether the hours expended by the party seeking fees were excessive’ because numerous factors can cause the
7	prevailing party to have spent more time than the losing
party, such a comparison is a useful guide in evaluating the
8	appropriateness of time claimed. If the time claimed by the
prevailing party is of a substantially greater magnitude than
9	what the other side spent, that often indicates that too much time is claimed.
10

11	Id (alterations in original). The City claims to have spent 5,566

12	attorney hours and 877 paralegal hours on this case. Doc #590, ¶5.

13	This compares to MHC, which spent a total of 10,760.8 attorney

14	hours and 3,286 staff hours. See attachment 3.

15	While MHC’s attorneys and staff spent about double the

16	time the City’s attorneys and staff spent, the court finds that

17	MHC’s request is reasonable. MHC spent about a third more hours

18	than the City litigating the contract claims (compare 3,871.7

19	professional hours expended by MHC (Doc #610), with 2896.35

20	professional hours spent by the City (Attachment 5)). Although

21	this difference is significant in terms of hours, its significance

22	diminishes considering the litigation postures of the parties. MHC

23	was put to the test of attempting to prove the intent of City

24	officials in entering into the settlement agreement. Pinning these

25	officials down was no small task and ultimately unsuccessful. By

26	contrast, all the City needed to do — and did do — was introduce

27	testimony that City officials had not understood the agreement,

28	//

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 24 of 42
United States District Court
For the Northern District of California

1	something that did not require much attorney time. A third more

2	hours spent by MHC under the circumstances was not unreasonable.

3	Most of the difference in time spent on this case was

4	based on the substantial amount of time MHC attorneys spent on the

5	various theories in support of MHC’s taking claim. MHC’s taking

6	claim was both novel and complicated and the court finds it

7	reasonable that it took a substantial amount of time to pursue.

8	MHC faced enormous challenges stemming from a legal and

9	constitutional landscape in avulsive change. The City had only to

10	react. The court finds that the two-to-one ratio spent on this

11	claim is justified given that MHC was forced to plow new ground in

12	this area of the law.

13	Accordingly, the court finds that the total hours claimed

14	in MHC’s fee request is a reasonable total. The court will reduce

15	the total for each MHC attorney by the amount of time spent on the

16	contract claims — because MHC did not prevail on its contract

17	claims — and award attorney fees based on that adjusted total.

18	See Attachments 3, 4.

19

20	C

21	It is the practice of the undersigned to rely on official

22	data to determine reasonable hourly rates. One reliable official

23	source for rates that vary by experience levels is the Laffey

24	matrix used in the District of Columbia. See United States

25	Attorney’s Office for the District of Columbia, Laffey Matrix 2003-

26	09, available at http://www.usdoj.gov/usao/dc/Divisions/

27	Civil_Division/Laffey_Matrix7.html (last visited April 3, 2009),

28	Attachment 1, citing Laffey v Northwest Airlines, Inc, supra.

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 25 of 42
United States District Court
For the Northern District of California

1	Under the 2008-09 Laffey matrix, attorneys with 20 or

2	more years experience bill $465/hour; attorneys with 11-19 years

3	experience bill $410 per hour; attorneys with 8-10 years experience

4	bill $330 per hour; attorneys with 4-7 years experience bill $270

5	per hour; attorneys with 1-3 years experience bill $225 per hour

6	and paralegals and law clerks bill $130 per hour.

7	These figures are, however, tailored for the District of

8	Columbia, whereas the attorneys who represented MHC were located in

9	Chicago, Santa Ana and San Francisco. The court will adjust these

10	figures accordingly. The locality pay differentials within the

11	federal government approximate these differences. See United

12	States Office of Personnel, Salary Table, available at

13	http://www.opm.gov/oca/08tables//pdf/salhr.pdf (last visited April

14	3, 2009), Attachment 2 (exerpts). The Washington-Baltimore area

15	has a +20.89% locality pay differential; the Chicago-Naperville-

16	Michigan City, IL-IN-WI area has a 23.16% locality pay

17	differential; the Los Angeles-Long Beach-Riverside, CA area (close

18	to Sanata Ana, CA) has a 25.26% locality pay differential and the

19	San Jose-San Francisco-Oakland, CA area has a +32.53% locality pay

20	differential. Thus, adjusting the Laffey matrix figures upward by

21	the following rates will yield appropriate rates for the

22	corresponding cities: 2% for Chicago[1]; 4% for Santa Ana[2] and 10% for

23	San Francisco[3].

24	Applying this adjustment and rounding, the court obtains

25	the following rates: (1) for attorneys located in Chicago, the

26

27	[1](123.16 — 120.89) / 120.89 = 0.018, or about 2%.

28	[2](125.26 — 120.89) / 120.89 = 0.036, or about 4%.

[3](132.53 — 120.89) / 120.89 = 0.096, or about 10%.

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 26 of 42
United States District Court
For the Northern District of California

1	following pay rates apply: 20 or more years bill $473/hour, 11-19

2	years bill $417/hour, 8-10 years bill $336/hour, 4-7 years bill

3	$275/hour, 1-3 years bill $229/hour and paralegals and law clerks

4	bill $132/hour; (2) for attorneys located in Santa Ana, the

5	following pay rates apply: 20 or more years bill $482/hour, 11-19

6	years bill $425/hour, 8-10 years bill $342/hour, 4-7 years bill

7	$280/hour, 1-3 years bill $233/hour and paralegals and law clerks

8	bill $135/hour; (3) for attorneys located in San Francisco, the

9	following pay rates apply: 20 or more years bill $510/hour, 11-19

10	years bill $449/hour, 8-10 years bill $362/hour, 4-7 years bill

11	$296/hour, 1-3 years bill $247/hour and paralegals and law clerks

12	bill $142/hour.

13	The City argues that the court should apply Laffey rates

14	corresponding to the year in which the work was completed rather

15	than current rates. Because this litigation has lasted since 2000

16	and attorney rates have increased each year since that time,

17	applying Laffey rates applicable at the time the work was completed

18	would result in lower rates.

19	The court finds, however, that applying present rates to

20	all work done over the course of the litigation is more reasonable.

21	See generally Young v Polo Retail, LLC, 2007 WL 951821 at *6 (ND

22	Cal, Mar 28, 2007). Applying present rates simplifies the

23	calculation and accounts for the time value of money in that the

24	attorney fees were not paid contemporaneously with the work. See

25	Vizcaino v Microsoft Corp, 290 F3d 1043, 1051 (9th Cir 2002),

26	citing Gates v Deukmejian, 987 F2d 1392, 1406 (9th Cir 1992)

27	(“Calculating fees at prevailing rates to compensate for delay in

28	receipt of payment was within the district court’s discretion.”).

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 27 of 42
United States District Court
For the Northern District of California

1	While, as the City points out, MHC’s attorneys were paid

2	contemporaneously for their work on this matter, this fact is

3	immaterial for the purposes of determining a reasonable rate at

4	which to award attorney fees after the fact. The purpose of

5	section 1988 is to allow parties to employ reasonably competent

6	counsel “without cost to themselves if they prevail.” Venegas, 495

7	US at 86. Because MHC had to pay its attorney fees

8	contemporaneously and only receives compensation now, the adjusted

9	rates compensate MHC in this case for the time value of the money

10	paid during the course of the litigation.

11	Additionally, the City requests that the court reduce

12	MHC’s attorney fee award based on a so-called Herrington

13	adjustment. See Herrington v County of Sonoma, 883 F2d 739, 742—33

14	(9th Cir 1989). In Herrington, the Ninth Circuit explained that

15	where there are “special circumstances” that render a particular

16	fee award unjust, the court may depart from “the general rule that

17	prevailing parties are to be awarded fees.” Id at 744. The City

18	argues that there are special circumstances in this case warranting

19	a downward adjustment to MHC’s attorney fee award. Namely, the

20	City alludes to a statement in Herrington that a plaintiff’s

21	pursuit of a “private property right rather than a broader public

22	goal may be considered in setting the amount of fees.” Id at 746.

23	The court finds that no departure is justified here.

24	While MHC had substantial private incentives to challenge the

25	Ordinance, the issues MHC raised in this action have important

26	public policy dimensions. Further, considering the other factors

27	enumerated in Herrington, it would be inappropriate to reduce the

28	attorney fee award here. See Id at 746, citing Kerr v Screen

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 28 of 42
United States District Court
For the Northern District of California

1	Extras Guild, 526 F2d 67, 70 (9th Cir 1975). This case presented

2	novel and difficult questions of law and MHC would likely not have

3	been successful without attorneys of considerable skill and

4	experience dedicating extensive time and labor to the case. These

5	facts might have caused the Ordinance to go unchallenged if there

6	were no possibility for recovery of attorney fees for the

7	prevailing party. Accordingly, the court finds the hourly rates

8	outlined above to be reasonable without any downward departure.

9

10	D

11	Attachment 3 presents a table listing the attorneys and

12	staff MHC employed to work on this case. For each attorney and

13	staff group, the table lists the adjusted 2008-09 Laffey rate

14	(based on experience and locality as discussed supra), the total

15	hours spent on the case and the lodestar amount. The sum of the

16	lodestar amounts for all of the MHC attorney and staff hours is

17	$4,437,047.97.

18	Attachment 4 presents a similar table, but the hours

19	expended by each attorney and staff group are reduced by the number

20	of hours spent on MHC’s contract claims. The sum of the lodestar

21	amounts for the MHC attorney and staff adjusted hours is

22	$2,995,612.37.

23	Attachment 5 presents a similar chart for the City’s fee

24	request based on the attorney and staff hours the City spent

25	opposing MHC’s contract claims. The lodestar amount for the City’s

26	legal fees is $1,191,935.89.

27	//

28	//

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 29 of 42
United States District Court
For the Northern District of California

1	The City award of $1,191,935.89 offsets the MHC fee award

2	of $2,995,612.37. Accordingly, MHC is entitled to the remaining

3	$1,803,676.48 from the City.

4	With regard to the appropriate allocation of costs, the

5	parties are DIRECTED to confer to approve of an allocation and

6	award of costs in accordance with the prevailing party

7	determination made herein if they can do so. Hence, Doc #579 and

8	Doc #586 are TERMINATED. If the parties are unable to reach

9	agreement, they shall inform the court, which will refer the matter

10	to the chief magistrate judge or his designee, pursuant to 28 USC §

11	636.

12

13

14	IT IS SO ORDERED.

15

16

17	VAUGHN R WALKER
United States District Chief Judge

18

19

20

21

22

23

24

25

26

27

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 30 of 42
Attachment 1

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 31 of 42

LAFFEY MATRIX 2003-2009

Experience	03-04	04-05	05-06	06-07	07-08	08-09

20+ years	380	390	405	425	440	465

11-19 years	335	345	360	375	390	410

8-10 years	270	280	290	305	315	330

4-7 years	220	225	235	245	255	270

1-3 years	180	185	195	205	215	225

Paralegals & Law Clerks	105	110	115	120	125	130

Years (Rate for June 1 — May 31, based on prior year’s CPI-U)
Explanatory Notes
1.	This matrix of hourly rates for attorneys of varying experience levels and paralegals/law clerks has been prepared by the Civil Division of the United States Attorney’s Office for the District of Columbia. The matrix is intended to be used in cases in which a “fee-shifting” statute permits the prevailing party to recover “reasonable” attorney’s fees. See, e.g., 42 U.S.C. § 2000e-5(k) (Title VII of the 1964 Civil Rights Act); 5 U.S.C. § 552(a)(4)(E) (Freedom of Information Act); 28 U.S.C. § 2412 (b) (Equal Access to Justice Act). The matrix does not apply in cases in which the hourly rate is limited by statute. See 28 U.S.C. § 2412(d).

2.	This matrix is based on the hourly rates allowed by the District Court in Laffey v. Northwest Airlines, Inc., 572 F. Supp. 354 (D.D.C. 1983), aff’d in part, rev’d in part on other grounds, 746 F.2d 4 (D.C. Cir. 1984), cert. denied, 472 U.S. 1021 (1985). It is commonly referred to by attorneys and federal judges in the District of Columbia as the “Laffey Matrix” or the “United States Attorney’s Office Matrix.” The column headed “Experience” refers to the years following the attorney’s graduation from law school. The various “brackets” are intended to correspond to “junior associates” (1-3 years after law school graduation), “senior associates” (4-7 years), “experienced federal court litigators” (8-10 and 11-19 years), and “very experienced federal court litigators” (20 years or more). See Laffey, 572 F. Supp. at 371.

3.	The hourly rates approved by the District Court in Laffey were for work done principally in 1981-82. The Matrix begins with those rates. See Laffey, 572 F. Supp. at 371 (attorney rates) & 386 n.74 (paralegal and law clerk rate). The rates for subsequent yearly periods were determined by adding the change in the cost of living for the Washington, D.C. area to the applicable rate for the prior year, and then rounding to the nearest multiple of $5 (up if within $3 of the next multiple of $5). The result is subject to adjustment if appropriate to ensure that the relationship between the highest rate and the lower rates remains reasonably constant. Changes in the cost of living are measured by the Consumer Price Index for All Urban Consumers (CPI-U) for Washington-Baltimore, DC-MD-VA-WV, as announced by the Bureau of Labor Statistics for May of each year.

4.	Use of an updated Laffey Matrix was implicitly endorsed by the Court of Appeals in Save Our Cumberland Mountains v. Hodel, 857 F.2d 1516, 1525 (D.C. Cir. 1988) (en banc). The Court of Appeals subsequently stated that parties may rely on the updated Laffey Matrix prepared by the United States Attorney’s Office as evidence of prevailing market rates for litigation counsel in the Washington, D.C. area. See Covington v. District of Columbia, 57 F.3d 1101, 1105 & n. 14, 1109 (D.C. Cir. 1995), cert. denied, 516 U.S. 1115 (1996). Lower federal courts in the District of Columbia have used this updated Laffey Matrix when determining whether fee awards under fee-shifting statutes are reasonable. See, e.g., Blackman v. District of Columbia, 59 F. Supp. 2d 37, 43 (D.D.C. 1999); Jefferson v. Milvets System Technology, Inc., 986 F. Supp. 6, 11 (D.D.C. 1997); Ralph Hoar & Associates v. Nat’l Highway Transportation Safety Admin., 985 F. Supp. 1, 9-10 n.3 (D.D.C. 1997); Martini v. Fed. Nat’l Mtg Ass’n, 977 F. Supp. 482, 485 n.2 (D.D.C. 1997); Park v. Howard University, 881 F. Supp. 653, 654 (D.D.C. 1995).

Department of Justice	USAGov	USA	Privacy Policy	PSN	PSN Grants	www.regulations.gov	Legal Policies and Disclaimers	DOJ/Kids

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 32 of 42
Attachment 2

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 33 of 42
SALARY TABLE 2008-CHI
INCORPORATING THE 2.50% GENERAL SCHEDULE INCREASE AND A LOCALITY PAYMENT OF 23.16%
FOR THE LOCALITY PAY AREA OF CHICAGO-NAPERVILLE-MICHIGAN CITY, IL-IN-WI
(See http://www.opm.gov/oca/08tables/locdef.asp for definitions of locality pay areas.)
(TOTAL INCREASE: 3.65%)
EFFECTIVE JANUARY 2008
Hourly Basic (B) Rates by Grade and Step
Hourly Overtime (O) Rates by Grade and Step

Grade	B/0	Step 1	Step 2	Step 3	Step 4	Step 5	Step 6	Step 7	Step 8	Step 9	Step 10

1	B	$10.06	$10.40	$10.73	$11.06	$11.40	$11.59	$11.92	$12.26	$12.27	$12.58
	O	15.09	15.60	16.10	16.59	17.10	17.39	17.88	18.39	18.41	18.87

2	B	11.31	11.58	11.95	12.27	12.41	12.77	13.14	13.50	13.87	14.23
	O	16.97	17.37	17.93	18.41	18.62	19.16	19.71	20.25	20.81	21.35

3	B	12.34	12.75	13.16	13.57	13.99	14.40	14.81	15.22	15.63	16.04
	O	18.51	19.13	19.74	20.36	20.99	21.60	22.22	22.83	23.45	24.06

4	B	13.85	14.32	14.78	15.24	15.70	16.16	16.63	17.09	17.55	18.01
	O	20.78	21.48	22.17	22.86	23.55	24.24	24.95	25.64	26.33	27.02

5	B	15.50	16.02	16.53	17.05	17.56	18.08	18.60	19.11	19.63	20.15
	O	23.25	24.03	24.80	25.58	26.34	27.12	27.90	28.67	29.45	30.23

6	B	17.28	17.85	18.43	19.00	19.58	20.16	20.73	21.31	21.88	22.46
	O	25.92	26.78	27.65	28.50	29.37	30.24	31.10	31.97	32.82	33.69

7	B	19.20	19.84	20.48	21.12	21.76	22.40	23.04	23.68	24.32	24.96
	O	28.80	29.76	30.72	31.68	32.64	33.60	34.56	35.52	36.48	37.44

8	B	21.26	21.97	22.68	23.39	24.10	24.81	25.51	26.22	26.93	27.64
	O	31.89	32.96	34.02	35.09	36.15	37.22	38.27	38.79	38.79	38.79

9	B	23.48	24.27	25.05	25.83	26.62	27.40	28.18	28.97	29.75	30.53
	O	35.22	36.41	37.58	38.75	38.79	38.79	38.79	38.79	38.79	38.79

10	B	25.86	26.72	27.59	28.45	29.31	30.17	31.03	31.90	32.76	33.62
	O	38.79	38.79	38.79	38.79	38.79	38.79	38.79	38.79	38.79	38.79

11	B	28.41	29.36	30.31	31.25	32.20	33.15	34.10	35.04	35.99	36.94
	O	38.79	38.79	38.79	38.79	38.79	38.79	38.79	38.79	38.79	38.79

12	B	34.06	35.19	36.33	37.46	38.60	39.73	40.87	42.00	43.14	44.27
	O	38.79	38.79	38.79	38.79	38.79	39.73	40.87	42.00	43.14	44.27

13	B	40.50	41.85	43.20	44.55	45.90	47.25	48.60	49.95	51.30	52.65
	O	40.50	41.85	43.20	44.55	45.90	47.25	48.60	49.95	51.30	52.65

14	B	47.86	49.45	51.05	52.64	54.24	55.83	57.43	59.02	60.62	62.21
	O	47.86	49.45	51.05	52.64	54.24	55.83	57.43	59.02	60.62	62.21

15	B	56.29	58.17	60.05	61.92	63.80	65.68	67.55	69.43	71.31	71.39
	O	56.29	58.17	60.05	61.92	63.80	65.68	67.55	69.43	71.31	71.39

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 34 of 42
SALARY TABLE 2008-LA
INCORPORATING THE 2.50% GENERAL SCHEDULE INCREASE AND A LOCALITY PAYMENT OF 25.26%
FOR THE LOCALITY PAY AREA OF LOS ANGELES-LONG BEACH-RIVERSIDE, CA
(See http://www.opm.gov/oca/08tables/locdef.asp for definitions of locality pay areas.)
(TOTAL INCREASE: 3.52%)
EFFECTIVE JANUARY 2008
Hourly Basic (B) Rates by Grade and Step
Hourly Overtime (O) Rates by Grade and Step

Grade	B/0	Step 1	Step 2	Step 3	Step 4	Step 5	Step 6	Step 7	Step 8	Step 9	Step 10

1	B	$10.23	$10.57	$10.91	$11.25	$11.59	$11.79	$12.13	$12.47	$12.48	$12.80
	O	15.35	15.86	16.37	16.88	17.39	17.69	18.20	18.71	18.72	19.20

2	B	11.50	11.78	12.16	12.48	12.62	12.99	13.36	13.73	14.10	14.47
	O	17.25	17.67	18.24	18.72	18.93	19.49	20.04	20.60	21.15	21.71

3	B	12.55	12.97	13.39	13.81	14.22	14.64	15.06	15.48	15.90	16.32
	O	18.83	19.46	20.09	20.72	21.33	21.96	22.59	23.22	23.85	24.48

4	B	14.09	14.56	15.03	15.50	15.97	16.44	16.91	17.38	17.85	18.32
	O	21.14	21.84	22.55	23.25	23.96	24.66	25.37	26.07	26.78	27.48

5	B	15.76	16.29	16.81	17.34	17.86	18.39	18.91	19.44	19.96	20.49
	O	23.64	24.44	25.22	26.01	26.79	27.59	28.37	29.16	29.94	30.74

6	B	17.57	18.16	18.74	19.33	19.91	20.50	21.09	21.67	22.26	22.84
	O	26.36	27.24	28.11	29.00	29.87	30.75	31.64	32.51	33.39	34.26

7	B	19.53	20.18	20.83	21.48	22.13	22.78	23.43	24.08	24.73	25.38
	O	29.30	30.27	31.25	32.22	33.20	34.17	35.15	36.12	37.10	38.07

8	B	21.62	22.35	23.07	23.79	24.51	25.23	25.95	26.67	27.39	28.11
	O	32.43	33.53	34.61	35.69	36.77	37.85	38.93	39.45	39.45	39.45

9	B	23.88	24.68	25.48	26.27	27.07	27.87	28.66	29.46	30.26	31.05
	O	35.82	37.02	38.22	39.41	39.45	39.45	39.45	39.45	39.45	39.45

10	B	26.30	27.18	28.06	28.93	29.81	30.69	31.56	32.44	33.32	34.19
	O	39.45	39.45	39.45	39.45	39.45	39.45	39.45	39.45	39.45	39.45

11	B	28.90	29.86	30.82	31.79	32.75	33.71	34.68	35.64	36.60	37.57
	O	39.45	39.45	39.45	39.45	39.45	39.45	39.45	39.45	39.45	39.45

12	B	34.64	35.79	36.95	38.10	39.26	40.41	41.56	42.72	43.87	45.03
	O	39.45	39.45	39.45	39.45	39.45	40.41	41.56	42.72	43.87	45.03

13	B	41.19	42.56	43.93	45.31	46.68	48.05	49.43	50.80	52.17	53.55
	O	41.19	42.56	43.93	45.31	46.68	48.05	49.43	50.80	52.17	53.55

14	B	48.67	50.29	51.92	53.54	55.16	56.78	58.41	60.03	61.65	63.27
	O	48.67	50.29	51.92	53.54	55.16	56.78	58.41	60.03	61.65	63.27

15	B	57.25	59.16	61.07	62.98	64.89	66.80	68.70	70.61	71.39	71.39
	O	57.25	59.16	61.07	62.98	64.89	66.80	68.70	70.61	71.39	71.39

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 35 of 42
SALARY TABLE 2008-SF
INCORPORATING THE 2.50% GENERAL SCHEDULE INCREASE AND A LOCALITY PAYMENT OF 32.53%
FOR THE LOCALITY PAY AREA OF SAN JOSE-SAN FRANCISCO-OAKLAND, CA
(See http://www.opm.gov/oca/08tables/locdef.asp for definitions of locality pay areas.)
(TOTAL INCREASE: 4.23%)
EFFECTIVE JANUARY 2008
Hourly Basic (B) Rates by Grade and Step
Hourly Overtime (O) Rates by Grade and Step

Grade	B/0	Step 1	Step 2	Step 3	Step 4	Step 5	Step 6	Step 7	Step 8	Step 9	Step 10

1	B	$10.82	$11.19	$11.55	$11.90	$12.26	$12.48	$12.83	$13.19	$13.20	$13.54
	O	16.23	16.79	17.33	17.85	18.39	18.72	19.25	19.79	19.80	20.31

2	B	12.17	12.46	12.86	13.20	13.35	13.74	14.14	14.53	14.92	15.31
	O	18.26	18.69	19.29	19.80	20.03	20.61	21.21	21.80	22.38	22.97

3	B	13.28	13.72	14.16	14.61	15.05	15.49	15.93	16.38	16.82	17.26
	O	19.92	20.58	21.24	21.92	22.58	23.24	23.90	24.57	25.23	25.89

4	B	14.91	15.40	15.90	16.40	16.90	17.39	17.89	18.39	18.89	19.38
	O	22.37	23.10	23.85	24.60	25.35	26.09	26.84	27.59	28.34	29.07

5	B	16.68	17.23	17.79	18.35	18.90	19.46	20.01	20.57	21.12	21.68
	O	25.02	25.85	26.69	27.53	28.35	29.19	30.02	30.86	31.68	32.52

6	B	18.59	19.21	19.83	20.45	21.07	21.69	22.31	22.93	23.55	24.17
	O	27.89	28.82	29.75	30.68	31.61	32.54	33.47	34.40	35.33	36.26

7	B	20.66	21.35	22.04	22.72	23.41	24.10	24.79	25.48	26.17	26.86
	O	30.99	32.03	33.06	34.08	35.12	36.15	37.19	38.22	39.26	40.29

8	B	22.88	23.64	24.41	25.17	25.93	26.69	27.46	28.22	28.98	29.74
	O	34.32	35.46	36.62	37.76	38.90	40.04	41.19	41.75	41.75	41.75

9	B	25.27	26.11	26.96	27.80	28.64	29.48	30.33	31.17	32.01	32.85
	O	37.91	39.17	40.44	41.70	41.75	41.75	41.75	41.75	41.75	41.75

10	B	27.83	28.76	29.68	30.61	31.54	32.47	33.40	34.32	35.25	36.18
	O	41.75	41.75	41.75	41.75	41.75	41.75	41.75	41.75	41.75	41.75

11	B	30.58	31.59	32.61	33.63	34.65	35.67	36.69	37.71	38.73	39.75
	O	41.75	41.75	41.75	41.75	41.75	41.75	41.75	41.75	41.75	41.75

12	B	36.65	37.87	39.09	40.31	41.53	42.76	43.98	45.20	46.42	47.64
	O	41.75	41.75	41.75	41.75	41.75	42.76	43.98	45.20	46.42	47.64

13	B	43.58	45.03	46.48	47.94	49.39	50.84	52.30	53.75	55.20	56.66
	O	43.58	45.03	46.48	47.94	49.39	50.84	52.30	53.75	55.20	56.66

14	B	51.50	53.21	54.93	56.65	58.36	60.08	61.79	63.51	65.23	66.94
	O	51.50	53.21	54.93	56.65	58.36	60.08	61.79	63.51	65.23	66.94

15	B	60.57	62.59	64.61	66.63	68.65	70.67	71.39	71.39	71.39	71.39
	O	60.57	62.59	64.61	66.63	68.65	70.67	71.39	71.39	71.39	71.39

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 36 of 42
SALARY TABLE 2008-DCB
INCORPORATING THE 2.50% GENERAL SCHEDULE INCREASE AND A LOCALITY PAYMENT OF 20.89%
FOR THE LOCALITY PAY AREA OF WASHINGTON-BALTIMORE-NORTHERN VIRGINIA, DC-MD-VA-WV-PA
(See http://www.opm.gov/oca/08tables/locdef.asp for definitions of locality pay areas.)
(TOTAL INCREASE: 4.49%)
EFFECTIVE JANUARY 2008
Hourly Basic (B) Rates by Grade and Step
Hourly Overtime (O) Rates by Grade and Step

Grade	B/0	Step 1	Step 2	Step 3	Step 4	Step 5	Step 6	Step 7	Step 8	Step 9	Step 10

1	B	$9.87	$10.20	$10.53	$10.86	$11.19	$11.38	$11.70	$12.03	$12.04	$12.35
	O	14.81	15.30	15.80	16.29	16.79	17.07	17.55	18.05	18.06	18.53

2	B	11.10	11.37	11.73	12.04	12.18	12.54	12.89	13.25	13.61	13.97
	O	16.65	17.06	17.60	18.06	18.27	18.81	19.34	19.88	20.42	20.96

3	B	12.11	12.52	12.92	13.32	13.73	14.13	14.54	14.94	15.34	15.75
	O	18.17	18.78	19.38	19.98	20.60	21.20	21.81	22.41	23.01	23.63

4	B	13.60	14.05	14.51	14.96	15.41	15.87	16.32	16.77	17.23	17.68
	O	20.40	21.08	21.77	22.44	23.12	23.81	24.48	25.16	25.85	26.52

5	B	15.21	15.72	16.23	16.73	17.24	17.75	18.25	18.76	19.27	19.78
	O	22.82	23.58	24.35	25.10	25.86	26.63	27.38	28.14	28.91	29.67

6	B	16.96	17.52	18.09	18.65	19.22	19.78	20.35	20.92	21.48	22.05
	O	25.44	26.28	27.14	27.98	28.83	29.67	30.53	31.38	32.22	33.08

7	B	18.85	19.47	20.10	20.73	21.36	21.99	22.61	23.24	23.87	24.50
	O	28.28	29.21	30.15	31.10	32.04	32.99	33.92	34.86	35.81	36.75

8	B	20.87	21.57	22.26	22.96	23.65	24.35	25.04	25.74	26.44	27.13
	O	31.31	32.36	33.39	34.44	35.48	36.53	37.56	38.09	38.09	38.09

9	B	23.05	23.82	24.59	25.36	26.13	26.89	27.66	28.43	29.20	29.97
	O	34.58	35.73	36.89	38.04	38.09	38.09	38.09	38.09	38.09	38.09

10	B	25.39	26.23	27.08	27.92	28.77	29.62	30.46	31.31	32.16	33.00
	O	38.09	38.09	38.09	38.09	38.09	38.09	38.09	38.09	38.09	38.09

11	B	27.89	28.82	29.75	30.68	31.61	32.54	33.47	34.40	35.33	36.26
	O	38.09	38.09	38.09	38.09	38.09	38.09	38.09	38.09	38.09	38.09

12	B	33.43	34.54	35.66	36.77	37.89	39.00	40.11	41.23	42.34	43.46
	O	38.09	38.09	38.09	38.09	38.09	39.00	40.11	41.23	42.34	43.46

13	B	39.75	41.08	42.40	43.73	45.05	46.38	47.70	49.03	50.35	51.68
	O	39.75	41.08	42.40	43.73	45.05	46.38	47.70	49.03	50.35	51.68

14	B	46.97	48.54	50.10	51.67	53.24	54.80	56.37	57.93	59.50	61.06
	O	46.97	48.54	50.10	51.67	53.24	54.80	56.37	57.93	59.50	61.06

15	B	55.25	57.10	58.94	60.78	62.62	64.46	66.31	68.15	69.99	71.39
	O	55.25	57.10	58.94	60.78	62.62	64.46	66.31	68.15	69.99	71.39

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 37 of 42
Attachment 3

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 38 of 42
MHC Attorney Hours at 2008-09 Locality-Adjusted Laffey Rates*

			2008-09 Laffey
Attorney	Locality	Experience	Rate (per hour)	Total Hours	Lodestar
David Bradford	Chicago	32	473	2,120.5	$1,003,781.09
Lisa Scruggs	Chicago	10	336	2,636.25	$885,621.83
Bradley Yusim	Chicago	6	275	680.75	$187,110.95
Barry Levenstam	Chicago	30	473	27.5	$13,017.68
Terry Mascherin	Chicago	24	473	2	$946.74
Mark Heilbrun	Chicago	18	417	14	$5,843.32
Matt Basil	Chicago	11	417	241.75	$100,901.62
Sean Herring	Chicago	3	229	106.75	$24,451.09
Jason Green	Chicago	6	275	254.5	$69,951.87
April Otterberg	Chicago	2	229	17.75	$4,065.64
Shannon Jones	Chicago	2	229	7	$1,603.00
Benjamin Weinberg	Chicago	15	417	1,170.75	$488,647.64
Christine Miller	Chicago	11	417	125.5	$52,381.19
Therese Tully	Chicago	12	417	135	$56,346.30
Nanci Rogers	Chicago	7	275	1,031.75	$283,586.81
Daniel Konieczny	Chicago	7	275	1,012.75	$278,364.47
Katherine Saunders	Chicago	9	336	170.25	$57,193.79
Hannah Stotland	Chicago	6	275	19.75	$5,428.49
Robert S Coldren	Santa Ana	30	510	245.3	$118,170.82
C William Dahlin	Santa Ana	29	510	253.4	$122,072.92
Mark Alpert	Santa Ana	20	510	15.5	$7,466.97
Robert Mulvihill	Santa Ana	24	510	15.9	$7,659.67
Robert Williamson	Santa Ana	32	510	24.7	$11,898.98
William Hart	Santa Ana	32	510	0.4	$192.70
Andrew Sussman	Santa Ana	25	510	20.7	$9,972.02
Scott Shintani	Santa Ana	11	449	0.5	$212.38
Steven Lowery	Santa Ana	11	449	1.2	$509.71
Diane Haugeberg	Santa Ana	11	449	5.7	$1,948.72
Jason Pyrz	Santa Ana	11	449	18.5	$5,174.82
Kenneth Keller	San Francisco	32	482	277.1	$141,221.24
Michael Lisi	San Francisco	12	425	0.7	$314.55
Ingrid Leverett	San Francisco	18	425	106.7	$47,946.71
Chicago Paralegals**	Chicago	0	132	3171	$418,572.00
Santa Ana Paralegals	Santa Ana	0	135	15.7	$2,119.50
SF Paralegals	San Francisco	0	142	157.4	$22,350.80
TOTAL				14,104.9	4,437,047.97

*	Attorney and experience obtained from Doc #585, Exh E. Total hours obtained from Doc #600, Exh 2. 2008-09 Laffey Rate (per hour) derived from Attachment 1 using the multipliers for localities of Chicago (0.018), Santa Ana, Ca (0.036) and San Francisco, CA (0.096). See supra at 21-22 and n1-n3.

**	Chicago paralegal hours include summer associate hours listed in Doc #585, Exh E.2.

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 39 of 42
Attachment 4

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 40 of 42
MHC Attorney Hours on Non-Contract Claims at 2008-09 Locality-Adjusted Laffey Rates*

			2008-09 Laffey
Attorney	Locality	Experience	Rate (per hour)	Total Hours	Lodestar
David Bradford	Chicago	32	473	1,543.75	$730,764.94
Lisa Scruggs	Chicago	10	336	2,003	$672,887.82
Bradley Yusim	Chicago	6	275	361	$99,224.46
Barry Levenstam	Chicago	30	473	27.5	$13,017.68
Terry Mascherin	Chicago	24	473	2	$946.74
Mark Heilbrun	Chicago	18	417	14	$5,843.32
Matt Basil	Chicago	11	417	4.5	$1,878.21
Sean Herring	Chicago	3	229	106.75	$24,451.09
Jason Green	Chicago	6	275	73	$20,064.78
April Otterberg	Chicago	2	229	17.75	$4,065.64
Shannon Jones	Chicago	2	229	7	$1,603.00
Benjamin Weinberg	Chicago	15	417	646.5	$269,836.17
Christine Miller	Chicago	11	417	125.5	$52,381.19
Therese Tully	Chicago	12	417	135	$56,346.30
Nanci Rogers	Chicago	7	275	654.5	$179,895.87
Daniel Konieczny	Chicago	7	275	613.5	$168,626.61
Katherine Saunders	Chicago	9	336	46	$15,453.24
Hannah Stotland	Chicago	6	275	19.75	$5,428.49
Robert S Coldren	Santa Ana	30	510	171.5	$82,618.41
C William Dahlin	Santa Ana	29	510	194	$93,457.56
Mark Alpert	Santa Ana	20	510	4.8	$2,312.35
Robert Mulvihill	Santa Ana	24	510	15.9	$7,659.67
Robert Williamson	Santa Ana	32	510	0	$0.00
William Hart	Santa Ana	32	510	0	$0.00
Andrew Sussman	Santa Ana	25	510	20.7	$9,972.02
Scott Shintani	Santa Ana	11	449	0.5	$212.38
Steven Lowery	Santa Ana	11	449	1.2	$509.71
Diane Haugeberg	Santa Ana	11	449	5.7	$1,948.72
Jason Pyrz	Santa Ana	11	449	18.5	$5,174.82
Kenneth Keller	San Francisco	32	482	18.9	$9,632.20
Michael Lisi	San Francisco	12	425	0.7	$314.55
Ingrid Leverett	San Francisco	18	425	35.7	$16,042.15
Chicago Paralegals**	Chicago	0	132	3171	$418,572.00
Santa Ana Paralegals	Santa Ana	0	135	15.7	$2,119.50
SF Paralegals	San Francisco	0	142	157.4	$22,350.80
TOTAL				10,233.2	$2,995,612.37

*	Attorney and experience obtained from Doc #585, Exh E. Hours obtained by subtracting hours worked on contract claims (Doc #610 at 11) from total hours worked on the case (Doc#610, Exh S-1 at 12; Attachment 3). 2008-09 Laffey Rate (per hour) derived from Attachment 1 using the multipliers for localities of Chicago (0.018), Santa Ana, Ca (0.036) and San Francisco, CA (0.096). See supra at 25 and n1-n3.

**	Chicago paralegal hours include summer associate hours listed in Doc #585, Exh E.2.

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 41 of 42
Attachment 5

Case 3:00-cv-03785-VRW     Document 613     Filed 04/17/2009     Page 42 of 42
City of San Rafael Attorney Hours on Contract Claim at 2008-09 San Francisco Locality-
Adjusted Laffey Rates*

			2008-09 Laffey	Total
Attorney	Locality	Experience	Rate (per hour)	Hours	Loadstar
H Sinclair Kerr, Jr	San Francisco	20+	510	323.95	$165,097.88
James Wagstaffe	San Francisco	20+	510	483.2	$246,258.05
Michael von Loewenfeldt	San Francisco	13	449	815	$366,228.40
Rachel Sater	San Francisco	19	449	29.6	$13,301.06
Pamela Urueta	San Francisco	12	449	35.6	$15,997.22
Timothy Fox	San Francisco	11	449	141.2	$63,449.63
Ivo Labar	San Francisco	9	362	736.1	$266,232.65
Alex Grab	San Francisco	9	362	37	$13,382.16
Paralegal	San Francisco	0	142	294.7	$41,988.86
TOTAL				3,683	$1,191,935.89

*	Attorney, experience and total hours obtained from Doc #590, Exh C. 2009 Laffey Rate (per hour) derived from Attachment 1 using the multiplier for the San Francisco locality 0.096. See supra at 25 and n3.